================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): September 4, 1998


                                BIOFARM, INC.***
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




    Nevada                         0-20317                        88-0270266
---------------           ------------------------           -------------------
(State or other           (Commission File Number)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)




                 1244 Main Street, Linfield, Pennsylvania 19468
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (610) 495-8413


      ***Name changed from Global Spill Management, Inc. on October 7, 1998


================================================================================

                             INTRODUCTORY STATEMENT

This Form 8K/A filing supplements the Form 8-K and Form 8-K/A filings by the Registrant dated March 6 and November 19, 1998, respectively. The purpose of this supplemental Form 8-K/A filing is to render current the response herein to
Item 7, as well as to manifest compliance with certain accounting matters set forth in accounting memoranda sent to the Registrant by the Commission and dated July 28 and December 16, 1998. Additionally, this Form 8-K/A filing also includes the Registrant's amended response to Item 8 of Form 8-K and includes a response to Item 5 of Form 8-K.

Item 5.  Other Events

On October 13, 1998, the Registrant's Board of Directors adopted a resolution to acquire 100% of the capital stock of four United Kingdom entities:

            Britten Normal Ltd.
            Kaster Bioscience Ltd.
            Burlington Chamber & James Ltd.
            (which, in turn, owns 51% of Burlington & James Ltd.)

Each of such acquisitions is being obtained from Litchfield Continental Ltd. ("Litchfield"), from which the Registrant acquired Biofarm, S.A. on September 4, 1998. Because Litchfield holds a convertible non-negotiable secured debenture issued by the Registrant in the principal amount of $6,434,681 and because such debenture converts into 80% of the then issued and outstanding shares of Common Stock of the Registrant, Litchfield has agreed to contribute the capital stock of the four United Kingdom entities to the Registrant without additional consideration.

Closing of the four purchases is contingent upon the receipt of audited financial statements of each as of October 31, 1998. BDO International is currently performing such four audits. Upon delivery thereof, the four acquisitions will be deemed to have been consummated as of October 31, 1998, and will, therefore, be included in the fully consolidated audited financial statements of the Registrant for the latter's new fiscal period ended October 31, 1998.

The Registrant's Form 10-K, to be filed on or before January 29, 1999, will contain all of the information required by Form 8-K with respect to such four acquisitions, including the necessary financial statements called for by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a) Financial Statements of Business Acquired
            There are filed herewith the audited financial statements of Biofarm, S.A. as of and for the ten-month fiscal year ended October 31, 1998, and as of and for the year ended December 31, 1997.

         b) Pro Forma Financial Statements
            Inapplicable as being neither meaningful nor material

         c) Exhibits
            Previously filed on November 19, 1998

Item 8.  Changes in Fiscal Year

On October 5, 1998, the Registrant's Board of Directors adopted a resolution to change the fiscal year from June 30 to December 31, effective December 31, 1998. Subsequent to November 19, 1998, the Board of Directors approved a new fiscal period of October 31, 1998, in order to be able to expedite the filing of this amended Form 8-K/A and to avoid having to defer such filing until the receipt of audited financial statements using a December 31 fiscal period. The Form 10-K filing for the fiscal year ended October 31, 1998, will contain fully consolidated audited financial statements of the Registrant and of its various subsidiaries.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIOFARM, INC.


                                       By: /s/ Keith D. Beekmeyer
                                           -------------------------------------
                                           Keith D. Beekmeyer
                                           Chairman

Dated:  January 13, 1999

BIOFARM SA
AUDITED FINANCIAL STATEMENTS
AS OF OCTOBER 31, 1998 AND
DECEMBER 31, 1997
AND FOR THE TEN MONTH PERIOD
ENDED OCTOBER 31, 1998
AND THE YEAR ENDED DECEMBER 31, 1997

CONTENTS                                                                   Page

Report of Independent Accountants                                            --

Balance sheets                                                                1

Statements of income                                                          2

Statements of cash flows                                                      3

Statements of changes in stockholders' equity                                 4

Notes to the financial statements                                          5-12

General Conditions of Assignment                                             --

                          Independent Auditor's Report



To the Board of Directors
S.C. BIOFARM S.A.
99 Logofat Tautu Street,
Bucharest 3, Romania


We have audited the accompanying balance sheets of S.C. BIOFARM S.A. as of October 31, 1998 and December 31, 1997 and the related statements of incomes, stockholders' equity and cash flows. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence that supports the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of S.C. BIOFARM S.A. at October 31, 1998 and December 31, 1997, and the results of its operations and its cash flows for the ten months and the year ended in conformity with United States generally accepted accounting principles.



Munich                                         BDO Deutsche Warentreuhand
December 22, 1998                              Aktiengesellschaft
                                               Wirtschaftsprufungsgesellschaft



     [SEAL]

BIOFARM SA
BALANCE SHEETS

-------------------------------------------------------------------------------

                                                                  October 31,          December 31,
                                               Note                      1998                  1997
                                                                  -----------          ------------
                                                                     (In thousands of US Dollars)
Assets

Current assets
Cash and cash equivalents                         4                       894                   145
Accounts receivable, net                          5                     1,548                   302
Advance payments                                  6                       100                   837
Inventories                                       7                     2,019                 1,861
Other current assets                              8                       421                    53
Prepaid income tax                                                        --                     33
                                                                      -------               -------

Total current assets                                                    4,982                 3,231


Property, plant and equipment, net                9                     3,548                 3,662
                                                                      -------               -------

Total assets                                                            8,530                 6,893
                                                                      =======               =======

Liabilities

Current liabilities
Short term borrowings                                                       4                   --
Trade accounts payable                           10                     1,623                 1,588
Amounts due to employees                                                   42                    41
Tax on profit                                    11                       274                   --
Other taxes payable                                                       101                   132
Other current liabilities                                                   8                     7
                                                                      -------               -------

Total current liabilities                                               2,053                 1,768
                                                                      -------               -------

Commitments and contingencies                    12

Stockholders' equity

Common stock US$ 0.12 and US$ 0.59               13                     8,558                 5,376
    nominal value per share, respectively;
    Authorised, issued and outstanding
    26,952,678 and 9,015,200 shares

Receivable from stockholders from
   issuance of common stock                      13                    (2,215)                  --
Other additional capital                         14                       697                   697

Accumulated deficit                                                      (563)                 (948)
                                                                      -------               -------

Total stockholders' equity                                              6,477                 5,125
                                                                      -------               -------

Total liabilities and stockholders' equity                              8,530                 6,893
                                                                      =======               =======

    The accompanying notes are an integral part of these financial statements

BIOFARM SA
STATEMENTS OF INCOME

-------------------------------------------------------------------------------


                                        For the ten month period ended         For the year ended
                                            Note      October 31, 1998          December 31, 1997
                                                      ----------------         ------------------
                                                          (In thousands of US Dollars except
                                                            for share and per-share amounts)

Net sales                                                     7,758                    6,887

Cost of sales                                                (4,344)                  (4,534)
                                                         ----------                ---------

Gross profit                                                  3,414                    2,353

Selling, general and administrative
expenses                                                     (2,086)                  (1,671)
Research and development                       15               (75)                      --
                                                         ----------                ---------

Operating income                                              1,253                      682

Non-operating expense                          16              (115)                     (38)
Net interest income                                              21                      (28)
Net foreign exchange transaction loss                          (144)                    (292)
                                                         -----------              ----------

Income before income tax expense                              1,015                      324

Income tax expense                                             (630)                    (261)
                                                         ----------               ----------

Net income                                                      385                       63
                                                         ==========                =========


Weighted average number of common shares                 17,101,003                9,015,200


Basic earnings per share                                       0.02                     0.01
                                                              =====                    =====



    The accompanying notes are an integral part of these financial statements

BIOFARM SA
STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------

                                                      For the ten month
                                                           period ended         For the year ended
                                                       October 31, 1998          December 31, 1997
                                                       ----------------         ------------------
                                                               (In thousands of US Dollars)

Cash flows provided by operating activities:

Net income                                                          385                         63

Depreciation and amortization                                       394                        539

Changes in working capital components:
   Accounts receivable                                           (1,245)                       (91)
   Advance payments                                                 737                       (337)
   Inventories                                                     (157)                      (593)
   Other current assets                                            (335)                        12
   Accounts payable                                                  35                        210
   Other current liabilities                                        244                         17
                                                                 ------                     ------

Net cash provided by operating activities                            58                       (180)

Cash flows used in investing activities:

Fixed assets purchased                                             (284)                      (393)
                                                                 ------                     ------

Net cash used in investing activity                                (284)                      (393)

Net cash provided by financing activities:

Issuance of common stock net                                        967                       --
Repayment of short-term debt                                          8                        (69)
Receipt of other additional capital                                --                          697
                                                                 ------                     ------

Net cash provided by financing activities                           975                        628

Net change in cash and cash equivalents                             649                         56
                                                                 ------                     ------

Cash and cash equivalents at
   beginning of period                                              145                         89
                                                                 ------                     ------

Cash and cash equivalents at
   end of period                                                    894                        145
                                                                 ======                     ======

Supplemental disclosures of cash flow information

 Non-cash financing activities
   Common stock issued in exchange for stock
   Subscriptions receivable of 3,182 thousands
   US Dollars less cash received of
   967 thousands US Dollars                                       2,215                       --
                                                                 ======                     ======


    The accompanying notes are an integral part of these financial statements

BIOFARM SA
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------

                                                                          Receivable          Other
                                                      Common Stock       from Stock-     Additional    Accumulated
                                       Note        Shares       Value        holders        Capital        Deficit       Total
                                       ----        ------       -----        -------        -------        -------      -----
                                                       (In thousands of US Dollars except for share amounts)


Balance at December 31, 1996                     9,015,200       5,376        --              --           (1,011)      4,365

Net income                                            --          --          --              --               63          63

Receipt of government grant              14           --          --          --               697           --           697
                                                ----------       -----      ------            ----          ------    -------

Balance at December 31, 1997                     9,015,200       5,376        --               697           (948)      5,125

Net income                                            --          --          --               385            385

Issuance of common stock                 13     26,952,678       3,182        --              --             --         3,182
Receivable from stockholders
   from issuance of common
   Stock                                 13           --          --        (2,215)           --             --        (2,215)
                                                ----------       -----      ------            ----          ------    -------

Balance at October 31, 1998                     35,967,878       8,558      (2,215)            697           (563)      6,477
                                                ==========       =====      ======            ====          ======    =======



    The accompanying notes are an integral part of these financial statements

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------



1    DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION


     1. Organization and Operations

     Biofarm S.A. (the "Company" or "Biofarm") is a pharmaceutical manufacturer located in Bucharest, Romania. The Company's main business activity is the production and sale of natural medicinal products, for both pharmaceutical and veterinary use. These products are based on extracts from animal and plant raw materials, and are created for domestic and international consumption.

     The company was established in 1924 when twelve French Companies joined and gave the right of representation to Rene Dunod, whose company was a medicine manufacturer of solutions and tablets, using plant and animal extracts as raw materials. During the communist regime the company was nationalized but it retained its production profile.

     In 1991 based on Law no.58/1991, the State Ownership Fund ("SOF") and the Private Ownership Fund were established, and all Companies established under Law no.15/1990 were transformed into Trade Companies with Shareholder structure 70% of the social capital was automatically issued to the State Ownership Fund and 30% to the Private Ownership Fund. In 1991 SC BIOFARM SA was registered with the Bucharest Office of the Trade Register under number J 40/199/1991.

     In 1996 when Law no.55/1995 came into force, the 30% of BIOFARM's social capital owned by the State Ownership Fund and another 30% owned by the Private Ownership Fund were issued grates to Romanian citizens, as specified in the Mass Privatisation Programme, directed by Government Emergency Decision no.5/1997.

     In June 1997, Shapiro BANCORP LLC acquired the shares owned by the SOF and in July 1998 the company issued 26.952.678 new shares, over 99% of them subscribed by Shapiro BANCORP LLC. On September 4, 1998, Shapiro Bancorp LLC, 99% owned by Litchfield Continental Ltd. ("Litchfield"), sold its interest in BIOFARM S.A. to Global Spill Management, Inc., a US corporation listed on NASDAQ.

     On October 5, 1998, the shareholders of Global Spill Management, Inc. change the company's name and elected a new board of Directors that gave control of Biofarm, Inc. to Litchfield.


     2. Basis of Preparation

     The Company maintains its accounting records in Romanian Lei and prepares its statutory financial statements in accordance with the Regulations on Accounting and Reporting issued by the Ministry of Finance of Romania. The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of operating revenues and expenses during the reporting periods. Actual results could differ from those estimates.

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

3.   Summary of Significant Accounting Policies:

     a) Reporting Currency The financial statements are prepared and presented in United States Dollars (USD).
     b)   Currency Translation:
          The Company operates in a hyper-inflationary economy. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, the financial statements have been re-measured into the reporting currency, namely USD. Monetary assets and liabilities are translated into USD at a current exchange rate. Non monetary assets and liabilities are translated into USD at appropriate historical rates of exchange. Revenues and expenses are translated at their date of recognition; in practice using an average monthly exchange rate. The gain or loss from the net monetary position is accounted for in the statement of earnings.
     c)   Cash and Cash equivalents:
          Cash equivalents include demand deposits with banks and all highly liquid investments with original maturity of three months or less.
     d)   Inventories
          Inventories are stated at cost. The weighted average method is used to cost substantially all inventories. Where necessary provision is made for obsolete, slow moving and defective stocks.
     e)   Trade Receivable
          Trade receivables are stated at their estimated realizable value, after provision for doubtful accounts.
     f)   Fixed Assets Cost and Depreciation
          Property, plant and equipment are stated at cost. Depreciation and amortization are provided using straight-line method over the estimated useful lives of the assets that range from five to forty years. Upon sale or retirement of assets, the cost and accumulated depreciation and amortization are eliminated from the accounts, and the related gain or loss is included in income. Expenditures for repairs and maintenance are charged to income as incurred.
     g)   Pensions and other post retirement Benefits
          The Company does not sponsor any pension or other post-retirement benefit plans for its employees.
          All employees of the Company are members of pension plans sponsored by the Romanian government. In the normal course of business, the Company makes payments to the Romanian government for pensions on behalf of its employees. The social security and pension charges recorded by the Company were $425,000 and $363,000 for the period ended October 31, 1998 and the year ended December 31, 1997, respectively. The Company has no further obligations with respect to pension plans.
     h)   Revenue recognition:
          Revenues and related costs are included in the income statement at the date at which legal title to the goods changes hands.
     i)   Taxation
          Income taxes are calculated using the liability method specified by Statement of Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes".
     j)   Earnings per share and dividends
          Basic earnings per share are calculated by dividing income attributable to stockholders by the weighted average number of common stock outstanding for the period. There was no potential common stock outstanding as of October 31, 1998 and December 31, 1997. On April 14, 1997, a twenty-five-for-one stock split of the Company's common stock was effected in the form of a stock dividend, to shareholders on record as of that

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

          date. Accordingly, all historical weighted average share and per share amounts have been restated to reflect the stock split.

          Under Romanian law, the Company may not pay dividends until it has positive retained earnings, based upon accounting records maintained in accordance with Romanian Accounting Regulations. Any dividends paid by the Company will be denominated in Romanian Lei but the new Law of Direct Investments grants the right to transfer the dividends abroad after exchange in foreign currency.

     k)   Fair Value of Financial Instruments
          The Company follows SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," which requires disclosures of fair value information about certain financial instruments. The carrying amounts of the Company's financial instruments, consisting of cash and cash equivalents, advanced payments, short term borrowings, accrued expenses and other current liabilities, approximate their fair value because of the immediate or short-term maturity of these financial instruments
     l)   Exchange rate information
          The principal currency in which the Company does business is the Romanian Lei ("ROL"). The evolution of the ROL/US Dollar exchange rate is summarized below:

         Exchange rate                      ROL/USD

         December 31, 1996                  4,035

         December 31, 1997                  8,023

         October 31, 1998                   9,592


4. Cash

Cash and cash equivalents consist of the following:

Description                      October 31, 1998           December 31, 1997
-----------                      ----------------           -----------------
                                                thousands USD
Bank deposit, hard currencies            656                        --
Cash in bank, Rol                        190                       118
Cash in bank, hard currencies             39                        12
Petty cash, Rol                            1                        --
Other cash equivalent                      8                        15
                                         ----                      ----
TOTAL                                    894                       145

The bank deposit in USD consists from a part of money resulted after the equity increase.

5. Accounts receivable

The accounts receivable comprises of:

Description                       October 31, 1998          December 31, 1997
-----------                       ----------------          -----------------
                                                 thousands USD
Domestic customers                     1.356                       237
Foreign customers                        212                        98
Less provisions for doubtful debts       (20)                      (33)
                                       ------                    ------
TOTAL                                  1.548                       302

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

6. Advance payment

The advance payments are related either to acquisition of materials or services:

Description                      October 31, 1998           December 31, 1997
-----------                      ----------------           -----------------
                                                thousands USD
Advances to domestic suppliers           100                       125
Advances to foreign suppliers            --                        712
                                        ----                      ----
TOTAL                                    100                       837


7. Inventories

Inventories comprise of the following:

Description                      October 31, 1998           December 31, 1997
-----------                      ----------------           -----------------
                                                thousands USD
Raw material                             909                     1.069
Finish goods & goods for resale        1.002                       752
Work in progress                         108                        40
                                       -----                     -----
TOTAL                                  2.019                     1.861



8. Other current assets

Description                      October 31, 1998           December 31, 1997
-----------                      ----------------           -----------------
                                                thousands USD
Claims from State Budget                 395                        --
Other assets                              26                        53
                                        ----                      ----
TOTAL                                    421                        53

The claims from State Budget are related to excises overpaid by the Company. The amount will be compensated by the due tax on profit.

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

9. Property, Plant and Equipment

Major classes of property, plant and equipment consist of the following:

October 31,                                   Estimated         1998            1997
                                                 Useful
                                                  Lives
-------------------------------------------------------------------------------------

 Building                                    30-40 yrs.        9,882           9,854
 Machinery and equipment                      8-10 yrs.        2,585           2,402
 IT Equipment                                 8-10 yrs.          555             504
 Cars & Elevators                                5 yrs.          178             159
 Furniture                                    8-10 yrs.           91              88
 Other                                           3 yrs.           22              26
-------------------------------------------------------------------------------------

                                                              13,313          13,033

 Less accumulated depreciation and amortization                9,765           9,371
-------------------------------------------------------------------------------------

                                                               3,548           3,662
-------------------------------------------------------------------------------------



10. Trade accounts payable

Description                      October 31, 1998           December 31, 1997
-----------                      ----------------           -----------------
                                                thousands USD
 Domestic suppliers                      450                       570
 Foreign suppliers                       267                       108
 RADET (domestic)                        906                       910
                                      ------                     -----
TOTAL                                  1.623                     1.588

The RADET is supplying heat and technological steam to the Company. In this moment there is an agreement regarding the payments schedule between BIOFARM and RADET stating that the amount will be paid quarterly up to the end of August 2000.


11. Tax on profit

Income tax expense for the period ended October 31, 1998 and the year ended December 31, 1997 relates to income taxes paid in Romania.

The amount of losses to be carried forward for tax purposes are determined on the basis of the profit calculated in accordance with regulations issued by the Romanian Ministry of Finance. There were no losses brought forward and available to offset future taxable income as of October 31, 1998 and December 31, 1997.

Deferred income tax assets and liabilities as of September 30, 1998 and December 31, 1997 consist of the tax effects of temporary differences related to the following:

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                                                     October 31,    December 31,
                                                            1998           1997
                                                     -----------    ------------
                                                    (In thousands of US Dollars)

Deferred tax assets:
    Current:
       Inventory                                               3              5
       Accounts payable                                       26            --
    Non-current:
       Property, plant and equipment                         258            409
                                                            ----           ----
              Total deferred tax assets                      287            414

Deferred tax liabilities
    Current:
       Accounts receivable                                    (5)           (33)
       Prepaid expenses and other current assets             --             (13)
              Total deferred tax liabilities                  (5)           (46)

Valuation allowance                                         (282)          (368)
                                                            ----           ----

Net deferred tax assets                                      --             --
                                                            ====           ====

The net deferred tax asset for each period is fully offset by a valuation allowance, due to inflation and the continuing depreciation of the Romanian Lei
(ROL). The ROL depreciated 50% during the year ended December 31, 1997, and depreciated a further 25% during the ten-month period ended October 31, 1998. This depreciation reflects the high rate of inflation present in the Romanian economy. Both inflation and currency depreciation are expected to continue in the foreseeable future, which may reduce the value of deferred tax assets. Accordingly, the Company has recorded a full valuation allowance against deferred tax assets for each period.


12. Commitments and contingencies

Taxation

The taxation system in Romania is at an early stage of development and is subject to varying interpretations and changes, which may be retroactive. Although the actual tax due on a transaction may be minimal, penalties can be significant as they may be calculated based on the value of the transaction, and can be as high as 0.25% per day plus other penalties. In Romania, tax periods remain open for tax audits for 3 years.

Authorizations

The Company's operations require authorizations to both produce and sell products and annual production authorizations from the Romanian Government. Recently, certain expired authorizations were renewed so no significant operational risk can occur for the company in this respect.

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
Assets under Operational Lease

Future minimum lease payments as of October 31, 1998 for assets under capital lease are as follows:

Year ended                                                       (In thousands
October 31                                                      of US Dollars)
----------                                                      --------------


1999                                                                        60
2000                                                                        60



13. Common stock

Subsequent to the General Meeting of Shareholders, held on April 14, 1998, approving the issue of 27,045,600 new shares at their nominal value of ROL 1,000 each with pre-emptive subscription rights for shareholders registered as of April 3, 1998, 26,952,678 new shares have been subscribed, with 30% of the value of shares subscribed paid by June 15, 1998. According to the Romanian Law the balance must be paid within twelve months from the subscription date.

The actual structure of shares is as follows:

                                            Number              %
                                        ----------        -------

Total number of shares                  35,967,878        100,00%
Shapiro Bancorp LLC                     30,343,877         84.36%
Individuals                              5,624,001         15.64%


14. Other additional capital

In November 1997, the Company received a grant of ROL 5.6 billion from the State Ownership Fund ("SOF") as a part of the acquisition deal concluded with Shapiro Bancorp and according to the Romanian Laws. The Company has recorded this grant as an increase in capital, as such proceeds represent a financial incentive received from the government. Emergency Ordinance 37/1997 required the grant to be spent in the following priority:

     i) payment of overdue debts and related interest or penalties which were recorded in the Company's books at June 18, 1995
     ii) financing of investments in progress which originated prior to June 18, 1995
     iii) working capital.

15. Research and development

The Company retained Linde A.G. to conduct an engineering study to advise on GMP implementation for its production lines. US$ 75,000 has been paid to them for this study.

16.   Non-operating expense

Non-operating expense of $106,000 represents penalties paid to the Romanian government in connection with a past violation of foreign exchange regulations.

BIOFARM SA
NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

17. FINANCIAL RISK

Market Risk

The Romanian economy is in an early stage of market development, and there is a considerable degree of uncertainty surrounding the economy's future direction. The majority of the Company's customers, suppliers and operations are conducted in Romania, such that market risk exists with respect to the Company's activities in this country.

Currency Risk

The Company operates in a highly inflationary economy with significant currency depreciation. Accordingly, currency risk exists in respect to net monetary assets held in Romanian Lei. Material exchange restrictions and controls exist relating to converting Romanian Lei into other currencies. At present, there is no market for conversion of Romanian Lei into foreign currencies outside of Romania.


Credit Risk

The Company offers credit terms to its customers and is therefore exposed to risk of bad debt. The Company does not have any significant exposure to any single individual customer.


18. Subsequent events

Subsequent to period end, the National Bank of Romania rate of exchange depreciated from USD 1 = ROL 9,592 at October 31, 1998 to USD1 = ROL 10600 as of December 21, 1998. The main effect of currency depreciation consists on increase of inflation impact over the financial performances (financial losses).